UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2009
OLD NATIONAL BANCORP
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Evansville, Indiana	47708

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 464-1294
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On July 27, 2009, Old National Bancorp reported its results for the second quarter and full year of 2009. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. Old National Bancorp also released the financial trends including its second-quarter and full-year 2009 results. The financial trends are included as Exhibit 99.2 hereto and are incorporated herein by reference. In connection therewith, a slide presentation outlining second-quarter and full-year 2009 earnings, recent strategic developments and the company’s financial outlook will be available on Old National’s website to compliment the conference call to be held on July 27, 2009, at 10:00 a.m. CST and will be accessible at http://www.oldnational.com before the conference call begins.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits. The following exhibits are furnished herewith:
The following exhibits are furnished herewith and this list constitutes the exhibit index:

99.1	Press Release issued by Old National Bancorp on July 27, 2009

99.2	Financial Trends issued by Old National Bancorp on July 27, 2009
* * * * * * *

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 27, 2009

OLD NATIONAL BANCORP
By:	/s/ Christopher A. Wolking
Christopher A. Wolking
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release issued by Old National Bancorp on July 27, 2009

99.2	Financial Trends issued by Old National Bancorp on July 27, 2009